UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2022

KIMCO REALTY CORPORATION
(Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 N. Broadway
Suite 201
Jericho, New York 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Kimco Realty Corporation, a Maryland corporation (the “Company”), was held on April 26, 2022. The Company previously filed with the Securities and Exchange Commission the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting. On the record date of March 1, 2022, there were 617,914,897 shares of common stock, par value $.01 per share, outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following eight nominees to the Board of Directors (the “Board”) of the Company to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Milton Cooper	507,496,844	14,962,126	228,496	35,575,955
Philip E. Coviello	492,151,620	30,306,346	229,500	35,575,955
Conor C. Flynn	517,313,884	5,151,686	221,896	35,575,955
Frank Lourenso	462,590,584	59,868,183	228,699	35,575,955
Henry Moniz	510,290,475	12,178,592	218,399	35,575,955
Mary Hogan Preusse	483,782,421	38,699,642	205,403	35,575,955
Valerie Richardson	514,045,943	8,444,917	196,606	35,575,955
Richard B. Saltzman	467,248,594	55,198,004	240,868	35,575,955

Proposal 2: Advisory Resolution to Approve the Company’s Executive Compensation

Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. There were 494,187,310 votes for the proposal; 27,826,424 votes against the proposal; 673,732 abstentions; and 35,575,955 broker non-votes.

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022. There were 519,265,046 votes for the proposal; 38,749,125 votes against the proposal; 249,250 abstentions; and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: April 27, 2022	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer